UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2006

BALLISTIC RECOVERY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Airport Road, South St. Paul, MN		55075-3541
(Address of principal executive offices)		(Zip Code)

(651) 457-7491
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 16, 2006, at the Company’s Annual Meeting of Shareholders, it was announced that the following directors (as described in the Proxy Statement) were elected by the Company’s Shareholders:  the Thomas H. Adams, Jr., Darrel D. Brandt, Robert L. Nelson, Boris Popov and Edward L. Underwood; to serve until the next Annual Meeting of Shareholders or until he resigns or is removed and their respective successors are elected and qualified.

A copy of the CEO’s script of the Annual Meeting is attached hereto as Exhibit 99.1. A copy of the Power Point presentation that took place during the business portion of the Annual Meeting is attached hereto as Exhibit 99.2

Item 9.01.  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits

CEO’s script of the Annual Meeting, attached hereto and incorporated herein by reference as Exhibit 99.1

Power Point presentation, attached hereto and incorporated herein by reference as Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.
(REGISTRANT)

Date: March 17, 2006	By:	/s/ Larry Williams
	Name:	Larry Williams
	Title:	Chief Executive Officer

EXHIBIT INDEX

EXHIBITS

99.1         CEO Script of Annual Meeting

99.2         Power Point Presentation